                                                                     EXHIBIT 1.1

                               3,105,000 Shares

                       Interlink Computer Sciences, Inc.

                                  Common Stock


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                 August __, 1996

VOLPE, WELTY & COMPANY
PUNK, ZIEGEL & KNOELL, L.P.
c/o VOLPE, WELTY & COMPANY
  As Representatives of the several Underwriters
One Maritime Plaza, 11th Floor
San Francisco, California 94111

Dear Representatives:

          SECTION 1.  Introductory.  Interlink Computer Sciences, Inc., a
                      ------------
Delaware corporation (together with all subsidiaries and divisions of Interlink Computer Sciences, Inc., the "Company"), proposes to issue and sell 2,200,000 shares of its authorized but unissued Common Stock, par value $0.001 per share (the "Common Stock"), and certain stockholders of the Company named in Schedule B annexed hereto (the "Selling Stockholders") propose to sell an aggregate of 500,000 shares of the Company's issued and outstanding Common Stock to the several underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as Representatives. Said aggregate of 2,700,000 shares are herein called the "Firm Common Shares." In addition, the Company proposes to grant to the Underwriters an option to purchase up to 405,000 additional shares of Common Stock (the "Optional Common Shares"), as provided in Section 5 hereof. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares are hereinafter collectively referred to as the "Common Shares."

          On or before the Effective Date (as hereinafter defined), Interlink Computer Sciences Inc., a California corporation (the "California Corporation") effected a reincorporation into the State of Delaware by entering into the Agreement and Plan of Merger dated as of July __, 1996 (the "Merger Agreement") with the Company. Accordingly, the Company and the California Corporation hereby make all representations, warranties and covenants jointly and severally, and unless specifically separated, all representations in this Agreement refer jointly to the Company and the California Corporation.

                                      1.

          You have advised the Company and the Selling Stockholders that the Underwriters propose to make a public offering of their respective portions of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in your judgment is advisable.

          The Company and each of the Selling Stockholders hereby confirm their respective agreements with respect to the purchase of the Common Shares by the Underwriters as follows:

          SECTION 2.  Representations and Warranties of the Company.  The
                      ---------------------------------------------
Company represents and warrants to the several Underwriters that:

               (a) A registration statement on Form S-1 (File No. 333-05243) with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Company has prepared and has filed or proposes to file prior to the effective date of such registration statement an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you two signed copies of such registration statement and amendments, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations, or (iii) a term sheet (the "Term Sheet") as described in and in accordance with Rules 434 and 424(b) of the Rules and Regulations. As filed, the final prospectus, if one is used, or the Term Sheet and Preliminary Prospectus (as hereinafter defined), if a final prospectus is not used, shall include all Rule 430A Information (as hereinafter defined) and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus (as hereinafter defined)) as the Company shall have previously advised you in writing would be included or made therein.

                                      2.

          The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include (i) all Rule 430A Information (as hereinafter defined) deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and (ii) a registration statement, if any, filed pursuant to Rule 462(b) of the Rules and Regulations relating to the Common Shares. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean either (i) the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or
     (ii) if a Term Sheet is not used and no filing pursuant to Rule 424(b) of the Rules and Regulations is required, the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective, or (iii) if a Term Sheet is used, the Term Sheet in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, together with the Preliminary Prospectus included in the Registration Statement at the time it becomes effective. The term "Rule 430A Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations.

               (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or
                                      3.

     supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof.

               (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Interlink France S.A.R.I., Interlink Deutschland GmbH, Interlink Iberica S.A. (Spain), Interlink (Switzerland) S.A., Interlink Computer Sciences, Ltd. (United Kingdom), New Era Systems Services, Ltd. (Canada), Era Nua Teoranta, Ltd. (Ireland), and Interlink Computer Sciences (Barbados) Inc. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own and lease their properties and conduct their respective businesses and all proposed future businesses as described in the Prospectus; the Company owns all of the outstanding capital stock of its subsidiaries free and clear of all claims, liens, charges and encumbrances; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses, all of which are valid and in full force and effect, except where the failure of any such authorization, license, permit, consent, certificate or order to be valid or in full force, would not in any single case or when aggregated with all such failures by the Company and all of its subsidiaries have a material adverse effect upon the Company; the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which the ownership or leasing of properties or the conduct of their respective businesses requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

               (d) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the issued and

                                      4.

     outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus or the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date as of which information is given in the Prospectus pursuant to the Company's 1992 Stock Option Plan. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

               (e) The Common Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Common Shares to be sold by the Selling Stockholders or the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

               (f) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated

                                      5.

     will not violate any provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky laws applicable to the public offering of the Common Shares by the several Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

               (g) All corporate action on the part of the California Corporation and the Company, and their respective Boards of Directors, shareholders and stockholders, as the case may be, necessary for the authorization, execution, delivery and performance of the Merger Agreement, effecting the reincorporation of the California Corporation under the laws of State of Delaware, has been taken. The Merger Agreement has been duly executed by each of the California Corporation and the Company. The Merger Agreement has been filed with the Secretary of the State of Delaware and shall be effective on or before the First Closing Date (as hereinafter defined). Each of the California Corporation and the Company had all corporate power and authority to execute and deliver the Merger Agreement, to file the Merger Agreement with the Secretary of the State of California and the Secretary of the State of Delaware and to consummate the reincorporation contemplated by the Merger Agreement, and the Merger Agreement at the time of execution and filing constituted a valid and binding obligation of each of the California Corporation and the Company, enforceable in accordance with its terms. The merger between the California Corporation and the Company was effected pursuant to a valid qualification under California state securities laws.

               (h) Coopers & Lybrand L.L.P., who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and in

                                      6.

     the Registration Statement, and Ernst & Young Chartered Accountants L.L.P., who have expressed their opinion with respect to the financial statements of New Era Systems Services, Ltd., are independent accountants as required by the Act and the Rules and Regulations.

               (i) The financial statements and schedules of the Company, New Era Systems Services, Ltd., and, subject to the qualifications expressly set forth in the Prospectus under the caption "Pro Forma Combined Condensed Consolidated Statements of Operations," the Company on a pro forma consolidated basis, and, in each case, the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and New Era Systems Services, Ltd., as the case may be, as of the respective dates of such financial statements and schedules, and the results of operations and changes in financial position of the Company and New Era Systems Services, Ltd., as the case may be, for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis as certified by the independent accountants named in subsection 2(h). No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

               (j) Except as disclosed in the Prospectus, and except as to defaults which individually or in the aggregate would not be material to the Company and its subsidiaries taken as a whole, neither the Company nor any of its subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and, except as to defaults which individually or in the aggregate would not be material to the Company and its subsidiaries taken as a whole, there does not exist any state of facts which constitutes an event of default on the part of the Company or any such subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

               (k) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been

                                      7.

     described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof. Neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any other party is in breach of or default under any of such contracts, except as to breaches or defaults which, in any single case or in the aggregate would not have a material adverse effect on the Company or the subsidiary.

               (l) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company and its subsidiaries taken as a whole; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which might be expected to have a material adverse effect on such condition, properties, business or results of operations. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body. Except as disclosed in the Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened against any executive officers or directors of the Company.

               (m) The Company or the applicable subsidiary has good and marketable title to all the properties and assets reflected as owned by it in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. The Company or the applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

               (n) Since the respective dates as of which information is given in the Registration Statement and

                                      8.

     Prospectus, and except as described in or specifically contemplated by the
     Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Common Shares hereunder, upon the exercise of options and warrants described in the Registration Statement and the automatic conversion of the outstanding shares of Preferred Stock into Common Stock prior to the First Closing as described in the Registration Statement) or indebtedness material to the Company and its subsidiaries (other than in the ordinary course of business); and (v) there has not been any material adverse change or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its subsidiaries taken as a whole.

               (o) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; the expiration of any trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company or its subsidiaries; and the Company has no knowledge of any material infringement by it or its subsidiaries of trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secret or other similar rights of others which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole, and there is no claim being made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of

                                      9.

     operations or prospects of the Company and its subsidiaries taken as a whole.

               (p) The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.

               (q) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or could reasonably be asserted or threatened against the Company or its subsidiaries which could materially adversely affect the business, operations or properties of the Company and its subsidiaries taken as a whole.

               (r) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (s) The Company has not distributed, and will not distribute prior to the later to occur of (i) completion of the distribution of the Shares, or (ii) the expiration of any time period within which a dealer is required under the Act to deliver a prospectus relating to the Shares, any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus, the Prospectus, the Registration Statement and any other materials permitted by the Act and consented to by the Underwriters.

               (t) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has not been refused any insurance sought and applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that

                                      10.

     would not materially adversely affect the business, business prospects, properties, condition (financial or otherwise) or results of operations of the Company or its subsidiaries.

               (u) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

               (v) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

               (w) The Common Stock has been approved for quotation as a National Market System security on The Nasdaq Stock Market upon notice of issuance.

               (x) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba in violation of Section 517.075 of the Florida Statutes.

               (y) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The representations and warranties given by the Company and its officers to its independent public accountants for the purpose of supporting the letters referred to in Sections 8(c)(vi) and (vii) are true and correct.

               (z) Except as disclosed in the Prospectus, (i) the Company and its subsidiaries are in compliance in all material respects with all rules, laws and regulations, both foreign and domestic, relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to their business, (ii) neither the Company nor

                                      11.

     any of its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws,
     (iii) no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws, and (iv) to the knowledge of the Company, no property which is or has been owned, leased or occupied by the Company or any of its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

          SECTION 3.  Representations, Warranties and Covenants of the Selling
                      --------------------------------------------------------
Stockholders.
- ------------

               (a) Each of the Selling Stockholders represents and warrants to, and agrees with, the several Underwriters that:

                    (i) Such Selling Stockholder has, and on the First Closing Date (as hereinafter defined) mentioned will have, good and marketable title to the Common Shares proposed to be sold by such Selling Stockholder hereunder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Common Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such Common Shares hereunder, the Underwriters will acquire good and marketable title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

                    (ii) Such Selling Stockholder has executed and delivered an Irrevocable Power of Attorney and caused to be executed and delivered on his behalf a Custody Agreement (hereinafter collectively referred to as the "Stockholders Agreement") and in connection herewith such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited in custody, under the Stockholders Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Common Shares to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the Common Shares to be sold by such Selling Stockholder on deposit with the Agent are subject to the interests of the Company and the

                                      12.

          Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Stockholders Agreement, by any act of such Selling Stockholder, by operation of law, by the death or incapacity of such Selling Stockholder or by the occurrence of any other event. If the Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Common Shares hereunder, the documents evidencing Common Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof. This Agreement and the Stockholders Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder and the form of such Stockholders Agreement has been delivered to you.

                    (iii) The performance of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and by the Stockholders Agreement will not result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties.

                    (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

                    (v) Each Preliminary Prospectus and the Prospectus, to the extent and only to the extent it has related to such Selling Stockholder, has conformed in all material respects to the requirements of the Act and the Rules and Regulations and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the

                                      13.

          Registration Statement nor the Prospectus, nor any amendment or supplement thereto, to the extent and only to the extent it relates to such Selling Stockholder, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (vi) Such Selling Stockholder is not aware that any of the representations and warranties set forth in Section 2 above is untrue or inaccurate in any material respect.

               (b) Each of the Selling Stockholders agrees with the Company and the Underwriters not to offer to sell, sell or contract to sell or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable for any shares of Common Stock, for a period of 180 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Volpe, Welty & Company, which consent may be withheld at the sole discretion of Volpe, Welty & Company.

          SECTION 4.  Representations and Warranties of the Underwriters.  The
                      --------------------------------------------------
Representatives, on behalf of the several Underwriters, represent and warrant to the Company and to the Selling Stockholders that the information set forth (i) on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of offering and (ii) under "Underwriting" in the Prospectus was furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus and is correct in all material respects. The Representatives represent and warrant that they have been authorized by each of the other Underwriters as the Representatives to enter into this Agreement on its behalf and to act for it in the manner herein provided.

          SECTION 5.  Purchase, Sale and Delivery of Common Shares.  On the
                      --------------------------------------------
basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriters 2,220,000 of the Firm Common Shares, and (ii) the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters in the respective amounts set forth in Schedule B hereto, an aggregate of 500,000 of the Firm Common Shares. The Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders, respectively, the number of Firm Common Shares described below. The purchase price per share to be paid by the several Underwriters to the Company and to the Selling Stockholders, respectively, shall be $_________ per share.

                                      14.

          The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares which (as nearly as practicable, as determined by you) bears to 2,220,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares. The obligation of each Underwriter to the Selling Stockholders shall be to purchase from the Selling Stockholders that number of full shares which (as nearly as practicable, as determined by you) bears to 500,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares.

          Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Volpe, Welty & Company, One Maritime Plaza, 11th Floor, San Francisco, California (or such other place as may be agreed upon by the Company and the Representatives) at such time and date, not later than the third (or, if the Firm Common Shares are priced, as contemplated by Rule 15c6-1(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after 4:30 P.M. Washington D.C. Time, the fourth) full business day following the first date that any of the Common Shares are released by you for sale to the public, as you shall designate by at least 48 hours' prior notice to the Company (or at such other time and date, not later than one week after such third or fourth, as the case may be, full business day as may be agreed upon by the Company and the Representatives) (the "First Closing Date"); provided, however, that if the Prospectus is at any time prior to the First Closing Date recirculated to the public, the First Closing Date shall occur upon the later of the third or fourth, as the case may be, full business day following the first date that any of the Common Shares are released by you for sale to the public (as set forth above) or the date that is 48 hours after the date that the Prospectus has been so recirculated.

          Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company and the Selling Stockholders to you, for the respective accounts of the Underwriters with respect to the Firm Common Shares to be sold by the Company and by the Selling Stockholders against payment by you, for the accounts of the several Underwriters, of the purchase price therefor by certified or official bank checks payable in next day funds to the order of the Company and of the Agent in proportion to the number of Firm Common Shares to be sold by the Company and the Selling Stockholders, respectively.
The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested at least two full business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in New York, New York, as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in

                                      15.

this Agreement is a further condition to the obligations of the Underwriters.

          In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 405,000 Optional Common Shares at the purchase price per share to be paid for the Firm Common Shares, for use solely in covering any over-allotments made by you for the account of the Underwriters in the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the first date that any of the Common Shares are released by you for sale to the public, upon notice by you to the Company setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the number of Optional Common Shares to be sold by the Company pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is 2,700,000 (subject to such adjustments to eliminate any fractional share purchases as you in your discretion may make). Certificates for the Optional Common Shares will be made available for checking and packaging on the business day preceding the Second Closing Date at a location in New York, New York, as may be designated by you. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased from the Company as specified in the two preceding paragraphs. At any time before lapse of the option, you may cancel such option by giving written notice of such cancellation to the Company. If the option is cancelled or expires unexercised in whole or in part, the Company will deregister under the Act the number of Option Shares as to which the option has not been exercised. Notwithstanding the foregoing, in the event that the Registration Statement is amended or the Prospectus is supplemented between the date hereof and any Closing Date, the Underwriters shall have the right to delay the Closing Date to a date which will allow the Underwriters the time necessary to distribute the Prospectus as amended or supplemented.

          You have advised the Company and the Selling Stockholders that each Underwriter has authorized you to accept

                                      16.

delivery of its Common Shares, to make payment and to receipt therefor. You, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

          Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Common Shares as soon after the effective date of the Registration Statement as in the judgment of the Representatives is advisable and at the public offering price set forth on the cover page of and on the terms set forth in the Prospectus.

          SECTION 6.  Covenants of the Company.  The Company covenants and
                      ------------------------
agrees that:

               (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will promptly advise you in writing (i) of the receipt of any comments of the Commission,
     (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information,
     (iii) when the Registration Statement shall have become effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus of which you have not been furnished with a copy a reasonable time prior to such filing or to which you reasonably object or which is not in compliance with the Act and the Rules and Regulations.

                                      17.

               (b) The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which in your judgment may be necessary or advisable to enable the several Underwriters to continue the distribution of the Common Shares and will use its best efforts to cause the same to become effective as promptly as possible. The Company will fully and completely comply with the provisions of Rule 430A of the Rules and Regulations with respect to information omitted from the Registration Statement in reliance upon such Rule.

               (c) If at any time within the nine-month period referred to in
     Section 10(a)(3) of the Act during which a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible; and, in case any Underwriter is required to deliver a prospectus after such nine-month period, the Company upon request, but at the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

               (d) As soon as practicable, but not later than 45 days after the end of the first quarter ending after one year following the effective date of the Registration Statement (as defined in Rule 158(c) of the Rules and Regulations, the "Effective Date"), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act.

               (e) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, but only for the nine-month period referred to in
     Section 10(a)(3) of the Act, will furnish to you and the Selling Stockholders or mail to your order copies of the

                                      18.

     Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as you and the Selling Stockholders may request, for the purposes contemplated by the Act.

               (f) The Company shall cooperate with you and your counsel in order to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its best efforts to obtain the withdrawal thereof.

               (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request of any Representative or Underwriter, to each of the other Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

               (h) During the period of 180 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Volpe, Welty & Company (which consent may be withheld at the sole discretion of Volpe, Welty & Company), the Company will not, other than pursuant to outstanding stock options and warrants disclosed in the Prospectus or pursuant to the grant of additional options or rights granted under the Company's stock option plans or employee stock purchase

                                      19.

     plans which plans are disclosed in the Prospectus, issue, offer, pledge, sell, grant options to purchase or otherwise dispose of, directly or indirectly, any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security. During the period of 180 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Volpe, Welty & Company (which consent may be withheld at the sole discretion of Volpe, Welty & Company), the Company will not release any security holder from any contractual commitment to the Company not to, directly or indirectly, offer to sell, pledge, sell or contract to sell or otherwise dispose of any shares of its Common Stock or any right to acquire such shares or securities convertible into or exchangeable for any shares of Common Stock. Additionally, the Company acknowledges that, pursuant to a letter dated July 18, 1996, Montgomery Securities transferred and assigned to Volpe, Welty & Company all rights held by Montgomery Securities under all lock-up agreements solicited and obtained from security holders of the Company (the "Assignment"), including, without limitation, the right to provide written consent to the release of any such lock-up agreement. The Company hereby agrees to honor the Assignment and to take no action which could reasonably be expected to violate or undermine the enforceability of the Assignment or the underlying lock-up agreements. The Company further agrees to instruct its transfer agent that the Assignment is binding and enforceable with respect to transfers of shares. The Company agrees to further instruct its transfer agent to stop transfer if any person attempts to transfer shares in violation of the Assignment or any assigned lock-up agreement.

               (i) The Company will apply the net proceeds of the sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

               (j) The Company will use its best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of the State of California (and thereby permit market making transactions and secondary trading in the Company's Common Stock in California), will comply with such Blue Sky laws and will continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

               (k) The Company will use its best efforts to maintain the Common Stock as a National Market System security on The Nasdaq Stock Market.

                                      20.

               (l) If at any time during the 25-day period after the Registration Statement becomes effective any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price for the shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          You, on behalf of the Underwriters, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

          SECTION 7.  Payment of Expenses.  Whether or not the transactions
                      -------------------
contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company and, unless otherwise paid by the Company, the Selling Stockholders agree to pay, in such proportions as they may agree upon among themselves, all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, the Underwriters' Power of Attorney and the Blue Sky memorandum,
(vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, (vii) the filing fee of the National Association of Securities Dealers, Inc., (viii) the furnishing to you and the Underwriters of the reports and information referred to in
Section 6(g) and (ix) all other fees, costs and expenses referred to in Item 13 of the Registration Statement. The Underwriters may deem the Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and by the

                                      21.

Selling Stockholders.  Except as provided in this Section 7, Section 9 and
Section 11 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the Blue Sky laws and the Blue Sky memorandum referred to above). This Section 7 shall not affect any agreements relating to the payment of expenses between the Company and the Selling Stockholders.

          The Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) any fees and expenses of counsel for such Selling Stockholders other than fees and expenses of Wilson, Sonsini, Goodrich & Rosati, P.C. which shall be paid by the Company, (ii) any fees and expenses of the Agent, and (iii) all expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholders to the Underwriters hereunder.

          SECTION 8.  Conditions of the Obligations of the Underwriters.  The
                      -------------------------------------------------
obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of Company officers and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

               (a) The Registration Statement shall have become effective not later than 5:00 P.M. (or, in the case of a registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the Common Shares, not later than 10:00 P.M.), Washington, D.C. Time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, the Selling Stockholders or you, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or

                                      22.

     otherwise, shall have been complied with to your satisfaction.

               (b) You shall be satisfied that, since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein,
     (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (ii) there shall not have been any change in the capital stock, other than pursuant to the exercise of outstanding options and warrants disclosed in the Prospectus, of the Company or any of its subsidiaries or any material change in the indebtedness (other than in the ordinary course of business) of the Company or any of its subsidiaries, (iii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company or any of its subsidiaries, which is not in the ordinary course of business and no such agreements which are required to be filed as exhibits to the Registration Statement have not been filed as required, (iv) no loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries shall have been sustained which materially and adversely affects the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries, (v) no legal or governmental action, suit or proceeding affecting the Company or any of its subsidiaries which is material to the Company or any of its subsidiaries or which affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened, and (vi) there shall not have been any material change in the condition (financial or otherwise), business, management, results of operations or prospects of the Company or any of its subsidiaries which makes it impractical or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase the Common Shares as contemplated hereby. You shall also be satisfied that neither the Company nor any of its subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus, and the representations and warranties of the Company herein are true and correct in all material respects as of the First

                                      23.

     Closing Date or any later date on which Optional Common Shares are to be purchased, as the case may be.

               (c) There shall have been furnished to you, as Representatives of the Underwriters, on each Closing Date, in form and substance satisfactory to you, except as otherwise expressly provided below:

                    (i) An opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company and the Selling Stockholders, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date (in the latter case with respect to the Company only), as the case may be, to the effect that:

                         (1) Each of the Company and its Canadian subsidiaries
               has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, to such counsel's knowledge, is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement;

                         (2) The authorized, issued and outstanding capital
               stock of the Company is as set forth under the caption "Capitalization" in the Prospectus of the date specified therein and conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock" as of the date specified therein; all necessary and proper corporate proceedings have been taken in order to authorize validly such authorized Common Stock; all outstanding shares of Common Stock (including the Firm Common Shares and any Optional Common Shares) have been duly and validly issued, are fully paid and nonassessable, have been issued in compliance with federal and state securities laws, to such counsel's knowledge, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase any securities; without limiting the foregoing, to such counsel's knowledge there are

                                      24.

               no preemptive or other rights to subscribe for or purchase any of the Common Shares to be sold by the Company hereunder;

                         (3) All of the issued and outstanding shares of capital
               stock of the Company's Canadian subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever;

                         (4) The certificates evidencing the Common Shares to be
               delivered hereunder are in due and proper form under Delaware law, and when duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Common Shares represented thereby will be duly authorized and validly issued, fully paid and nonassessable, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and will conform in all respects to the description thereof contained in the Prospectus;

                         (5) The execution and delivery of the Merger Agreement,
               effecting the reincorporation of the California Corporation under the laws of the State of Delaware, were duly authorized by all necessary corporate action on the part of each of the California Corporation and the Company and were duly authorized by all necessary action on the part of the stockholders of each of the California Corporation and the Company;

                         (6) Each of the California Corporation and the Company
               had all corporate power and authority to execute and deliver the Merger Agreement, to file the Merger Agreement with the Secretary of State of California and the Secretary of State of Delaware and to consummate the reincorporation contemplated by the Merger Agreement; the Merger Agreement at the time of execution and filing constituted a valid and binding obligation of each of the California Corporation and the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights

                                      25.

               generally or by general equitable principles; the merger between the California Corporation and the Company (the "Merger") was effected under the laws of the State of California and the State of Delaware;

                         (7) Except as disclosed in or specifically contemplated
               by the Prospectus, (including options or rights granted pursuant to the Company's stock option plans or employee stock purchase plans subsequent to the date as of which information is given with respect to the outstanding options or rights in the Prospectus) to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

                         (8) (a) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order proceeding suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

                              (b) The Registration Statement, the Prospectus and
               each amendment or supplement thereto (except for the financial statements and notes thereto and financial schedules included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                              (c) To such counsel's knowledge, there are no
               franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required by the Rules and Regulations;

                              (d) To such counsel's knowledge, there are no
               legal or governmental actions, suits or proceedings pending or threatened against the

                                      26.

               Company which are required to be described in the Prospectus which are not described as required by the Rules and Regulations;

                         (9) The Company has full corporate right, power and
               authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to the several Underwriters; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act as to which no opinion need be expressed; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body or agency is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriters and the clearance of such offering with the NASD;

                         (10) The execution and performance of this Agreement
               and the consummation of the transactions herein contemplated, other than the performance of the Company's indemnification and contribution obligations under this Agreement concerning which no opinion need be expressed, will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a material default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its or their property may be bound or affected which is material to the Company and its subsidiaries taken as a whole, or violate any of the provisions of the certificate of incorporation or bylaws, or other organizational documents, of

                                      27.

               the Company or any of its subsidiaries or violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over the Company or any of its subsidiaries or any of its or their property, the violation of which would in any single case or when aggregated with all such violations by the Company and all of its subsidiaries have a material adverse effect upon the Company;

                         (11) Neither the Company nor any subsidiary is in
               violation of its certificate of incorporation or bylaws, or other organizational documents, or to such counsel's knowledge, in breach of or default with respect to any provision of any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any such subsidiary is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, the Company and its subsidiaries are in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which they are subject, except where noncompliance would not materially adversely affect the Company and its subsidiaries;

                         (12) To such counsel's knowledge, no holders of
               securities of the Company have rights which have not been waived to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby;

                         (13) To such counsel's knowledge, this Agreement and
               the Stockholders Agreement have been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders; the Agent has been duly and validly authorized to act as the custodian of the Common Shares to be sold by each such Selling Stockholder; and to such counsel's knowledge, no approval, authorization, order or consent of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the Stockholders Agreement or the consummation by the Selling Stockholders of the transactions contemplated by this Agreement, except such as have been obtained and are in full

                                      28.

               force and effect under the Act and such as may be required under the rules of the NASD and applicable Blue Sky laws;

                         (14) To such counsel's knowledge, the Selling
               Stockholders have full right, power and authority to enter into this Agreement and the Stockholders Agreement and to sell, transfer and deliver the Common Shares to be sold on such Closing Date by such Selling Stockholders hereunder and good and marketable title to such Common Shares so sold, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts, or other defects of title whatsoever, has been transferred to the Underwriters (whom counsel may assume to be bona fide purchasers) who have purchased such Common Shares hereunder; and

                         (15) To such counsel's knowledge, this Agreement and
               the Stockholders Agreement are valid and binding agreements of each of the Selling Stockholders in accordance with their terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except with respect to those provisions relating to indemnities or contributions for liabilities under the Act, as to which no opinion need be expressed.

                         (16) No transfer taxes are required to be paid in
               connection with the sale and delivery of the Common Shares to the Underwriters hereunder.

                         (17) The Assignment is valid, binding and enforceable,
               and as a result, the Company is duly entitled to honor the Assignment in instructing its transfer agent and its securityholders.

               In rendering such opinion, such counsel may rely as to the matters set forth in paragraphs (13), (14), (15) and (16), on opinions of other counsel retained by the Selling Stockholders, as to matters of local law, on opinions of local counsel, and as to matters of fact, on certificates of the Selling Stockholders and of officers of the Company and of governmental officials, in which case their opinion is to state that they are so doing and that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion. Such counsel shall also include a statement to the effect that although they have

                                      29.

     not independently verified the accuracy and completeness of the statements contained in the Registration Statement or Prospectus, based upon meetings with officers and other representatives of the Company, their participation in the preparation of the Registration Statement and Prospectus and their review and discussion of the contents thereof nothing has come to such counsel's attention that would lead such counsel to believe that either at the effective date of the Registration Statement or at the applicable Closing Date the Registration Statement or the Prospectus, or any such amendment or supplement (except for the financial statements and schedules as to which such counsel need not express any statement), contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                   (ii) Such opinion or opinions of Brobeck, Phleger & Harrison LLP, counsel for the Underwriters dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

                   (iii) An opinion of counsel (acceptable to counsel for the Underwriters) for subsidiaries of the Company located in Germany, England, Spain, France, Ireland, Barbados and Switzerland and identified in Exhibit 21.1 of the Registration Statement addressed to the Underwriters and dated the First Closing Date, or the Second closing Date (in the latter case with respect to the Company only), as the case may be, to the effect that each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on such subsidiary, and has full corporate power and authority to own its

                                      30.

          properties and conduct its business and all future proposed business as described in the Registration Statement; and all issued and outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts and other defects of title.

                   (iv) A certificate of the Company executed by the Chairman of the Board or President and the Chief Financial Officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                         (1) The representations and warranties of the Company
               set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date;

                         (2) The Commission has not issued any order preventing
               or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                         (3) Each of the respective signers of the certificate
               has carefully examined the Registration Statement and the Prospectus; in his or her opinion and to the best of his or her knowledge, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company and its subsidiaries; and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                         (4) Since the initial date on which the Registration
               Statement was filed, no agreement,

                                      31.

               written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

                         (5) Since the respective dates as of which information
               is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of the Company and its subsidiaries; and no legal or governmental action, suit or proceeding is pending or threatened against the Company or any of its subsidiaries which is material to the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, neither the Company nor any of its subsidiaries has entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, except pursuant to the Company's stock option or stock purchase plans disclosed in the Prospectus, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date; and

                         (6) Since the respective dates as of which information
               is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company and its subsidiaries have not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

                  (v) On the First Closing Date a certificate, dated such Closing Date and addressed to you, signed by or on behalf of each of the Selling Stockholders to the effect that the representations and warranties of such

                                      32.

          Selling Stockholder in this Agreement are true and correct, as if made at and as of the First Closing Date and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied prior to the First Closing Date.

                  (vi) On the date before this Agreement is executed and also on the First Closing Date and the Second Closing Date a letter addressed to you, as Representatives of the Underwriters, from Coopers & Lybrand L.L.P., independent accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

                  (vii) On the date before this Agreement is executed and also on the First Closing Date and the Second Closing Date a letter addressed to you, as Representatives of the Underwriters, from Ernst & Young Chartered Accountants L.L.P., independent accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

                  (viii) On or before the First Closing Date, letters from each of the Selling Stockholders, each holder of one percent or more of the Company's Common Stock and each director and officer of the Company, in form and substance satisfactory to you, confirming that for a period of 180 days after the first date that any of the Common Shares are released by you for sale to the public, such person will not directly or indirectly offer to sell, pledge, sell or contract to sell or otherwise dispose of any shares of Common Stock or any right to acquire such shares or securities convertible into or exchangeable for any shares of Common Stock without the prior written consent of Volpe, Welty & Company, which consent may be withheld at the sole discretion of Volpe, Welty & Company.

                  (ix) On or before the First Closing Date, letters or other agreements from the holders of 98% of the Company's outstanding capital stock, from the holders of 100% of the outstanding options to purchase Common Stock of the Company, and from the holders of 100% of the outstanding warrants to purchase Common Stock of the Company, in form and substance satisfactory to you, confirming that for a period of 180 days after the first date that any of the Common

                                      33.

          Shares are released by you for sale to the public, such person will not directly or indirectly offer to sell, pledge, sell or contract to sell or otherwise dispose of any shares of Common Stock or any right to acquire such shares or securities convertible into or exchangeable for any shares of Common Stock without the prior written consent of Volpe, Welty & Company and/or the Company, which consent, in the case of Volpe, Welty & Company, may be withheld at the sole discretion of Volpe, Welty & Company.

                  (x) On or before the First Closing Date, (i) certificates evidencing the effectiveness of the Merger from each of the Secretary of the State of California and the Secretary of the State of Delaware,
          (ii) satisfaction that no dissenters rights exist as a result of the Merger, and (iii) satisfaction that the Company has succeeded the California Corporation in all material respects to the title of all the assets and privity to all the rights previously owned or held by the California Corporation, through operation of law.

                  (xi) Evidence that the Common Stock has been approved for quotation as a National Market System security on The Nasdaq Stock Market upon notice of issuance.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to you and to Brobeck, Phleger & Harrison LLP, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request. Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you as Representatives to the Company and the Selling Stockholders without liability on the part of any Underwriter, the Company or the Selling Stockholders except for the expenses to be paid or reimbursed by the Company and by the Selling Stockholders pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof.

          SECTION 9.  Reimbursement of Underwriters' Expenses. Notwithstanding
                      ---------------------------------------
any other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 8, or if the sale to the Underwriters of the Common Shares at the First Closing is not consummated because of any refusal, inability or failure on

                                      34.

the part of the Company or the Selling Stockholders to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof, the Company agrees to reimburse you and the other Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by you and them in connection with the proposed purchase and the sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating directly to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 7 and Section 11 shall at all times be effective and shall apply.

          SECTION 10.  Effectiveness of Registration Statement.  You, the
                       ---------------------------------------
Company and the Selling Stockholders will use your, its and their best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

          SECTION 11.  Indemnification.
                       ---------------

               (a) The Company and each of the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (ii) arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or (iii) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company or the Selling Stockholders contained herein or any failure of the Company or the Selling Stockholders to perform their respective obligations hereunder or under law; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying

                                      35.

     any such loss, claim, damage, liability, expense or action; provided, however, that neither the Company nor the Selling Stockholders will be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company pursuant to Section 4 hereof and provided, further, however, that with respect to any untrue statement or
     --------  -------
     omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Common Shares which are the subject thereof to the extent that any such loss, claim damage, liability or expense of such Underwriter or controlling person results from the fact that a copy of the Prospectus or an amendment or supplement thereto was not sent or given to such person at or prior to the written confirmation of sale of such Common Shares to such person in any case where such delivery is required by the Act, and if the untrue statement or omission has been corrected in the Prospectus, amendment or supplement (as the case may be) unless such failure to deliver the Prospectus was a result of noncompliance by the Company with its obligations under Section 6(e) hereof; provided,
                                                                    --------
     however, that the liability of the Selling Stockholder under the indemnity
     -------
     agreements contained in this paragraph (a) shall be limited to an amount equal to the proceeds received by such Selling Stockholder in this offering from the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible. In addition to its other obligations under this Section 11(a), the Company and the Selling Stockholders agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company or the Selling Stockholders herein or failure to perform its obligations hereunder, all as described in this Section 11(a), they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's or the Selling Stockholders' obligation to reimburse each Underwriter for such expenses and the

                                      36.

     possibility that such payments might later be held to have been improper by a court of competent jurisdiction; provided however that the Selling Stockholders shall not be required to advance sums in excess of the amounts of proceeds received by such Selling Stockholder in this offering. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company and the Selling Stockholders to the extent applicable together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have. Each Selling Stockholder shall not be required to provide indemnification or advancement of expenses hereunder to the Underwriters in an amount in excess of such Selling Stockholder's pro rata share of the amount of such indemnification or advanced expenses (based on the number of shares sold by such Selling Stockholder and the Company) until the Underwriters shall have first made a demand on the Company with respect to such indemnification or advancement of expenses and the Company shall have either rejected such demand or failed to make such requested payment within 30 days after receipt of such demand.

               (b) Each Underwriter will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) arise out of or are based upon any inaccuracy in the representations of such Underwriters in Section 4 hereof; in each case discussed

                                      37.

     above in (i), (ii) and (iii), to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to Section 4 hereof; and will reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 11(b), each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 11(b) which relates to information furnished to the Company pursuant to Section 4 hereof or any inaccuracy in the representations of the Underwriters in Section 4 hereof, it will reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any

                                      38.

     liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a), or approved by the Company in the case of paragraph (b), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

               (d) If the indemnification provided for in this Section 11 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses,

                                      39.

     claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Common Shares or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion, in the case of the Company and the Selling Stockholders as the total price paid to the Company and to the Selling Stockholders, respectively, for the Common Shares sold by them to the Underwriters (net of underwriting commissions but before deducting expenses), and in the case of the Underwriters as the underwriting commissions received by them bears to the total of such amounts paid to the Company and to the Selling Stockholders and received by the Underwriters as underwriting commissions. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (c) of this Section 11, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph
     (c) of this Section 11 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subparagraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph (c) for purposes of indemnification. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable

                                      40.

     considerations referred to in this subparagraph (d). Notwithstanding the provisions of this Section 11, (i) no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public and (ii) each Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the total gross proceeds received by that Selling Stockholder from the Underwriters from the sale of shares exceeds the amount of any damages which that Selling Stockholder has otherwise been required to pay pursuant to this Section 11. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

               (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 11(a) and 11(b) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 11(a) and 11(b) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 11(a) and 11(b) hereof.

               (f) No indemnifying party will, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such indemnified party and each such controlling

                                      41.

     person from all liability arising out of such claim, action, suit or proceeding.

          SECTION 12.  Default of Underwriters.  It shall be a condition to this
                       -----------------------
Agreement and the obligation of the Company and the Selling Stockholders to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders except for the expenses to be paid by the Company and the Selling Stockholders pursuant to Section 7 hereof and except to the extent provided in Section 11 hereof.

          In the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the Representatives or the Company shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          SECTION 13.  Effective Date.  This Agreement shall become effective
                       --------------
immediately as to Sections 7, 9, 11, 14 and 16 and, as to all other provisions,
(i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 2:00 P.M., California Time, on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 2:00

                                      42.

P.M., California Time, on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Common Shares for sale to the public. For the purposes of this
Section 13, the Common Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Common Shares or upon the release by you of telegrams (i) advising Underwriters that the Common Shares are released for public offering, or (ii) offering the Common Shares for sale to securities dealers, whichever may occur first.

          SECTION 14.  Termination.  Without limiting the right to terminate
                       -----------
this Agreement pursuant to any other provision hereof:

               (a) This Agreement may be terminated by the Company by notice to you and the Selling Stockholders or by you by notice to the Company and the Selling Stockholders at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company or the Selling Stockholders to any Underwriter (except for the expenses to be paid or reimbursed by the Company and the Selling Stockholders pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof) or of any Underwriter to the Company or the Selling Stockholders (except to the extent provided in Section 11 hereof).

               (b) This Agreement may be terminated by you at any time prior to the First Closing Date by giving written notice to the Company and the Selling Stockholders in accordance with Section 8, or if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States or the Company's industry sector would, in the Underwriters' reasonable judgment, make the offering or delivery of the shares impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, or The Nasdaq Stock Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the

                                      43.

     enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, (vi) if there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Representatives, may materially and adversely affect the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Common Shares, (vii) declaration of a banking moratorium by either federal or New York State authorities or (viii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to Section 14(b), there shall be no liability of the Company or the Selling Stockholders to the Underwriters and no liability of the Underwriters to the Company or the Selling Stockholders; provided, however, that in the event of any such termination
                   --------  -------
     the Company and the Selling Stockholders agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including all costs and expenses referred to in Sections 7 and 9 hereof.

          SECTION 15.  Failure of the Selling Stockholders to Sell and Deliver.
                       -------------------------------------------------------
If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders at the First Closing Date under the terms of this Agreement, then the Underwriters may at their option, by written notice from you to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7, 9 and 11 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. In the event of a failure by one or more of the Selling

                                      44.

Stockholders to sell and deliver as referred to in this Section, either you or the Company shall have the right to postpone the Closing Date for a period not exceeding seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.

          SECTION 16.  Representations and Indemnities to Survive Delivery.  The
                       ---------------------------------------------------
respective indemnities, agreements, represen tations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

          SECTION 17.  Notices.  All communications hereunder shall be in
                       -------
writing and, if sent to the Representatives shall be mailed, delivered or telegraphed and confirmed to you at One Maritime Plaza, 11th Floor, San Francisco, California 94111, Attention: Ted Mitchell, with a copy to Thomas A. Bevilacqua, Esq. at Brobeck, Phleger & Harrison LLP, One Market, Spear Tower, San Francisco, California 94105; and if sent to the Company or the Selling Stockholders shall be mailed, delivered or telegraphed and confirmed to the Company at 47370 Fremont Boulevard, Fremont, California 94538, Attention:
Gloria M. Purdy, with a copy to Thomas C. DeFilipps, Esq. at Wilson, Sonsini, Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304. The Company, the Selling Stockholders or you may change the address for receipt of communications hereunder by giving notice to the others.

          SECTION 18.  Successors.  This Agreement will inure to the benefit of
                       ----------
and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 12 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 11, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

          SECTION 19.  Representation of Underwriters.  You will act as
                       ------------------------------
Representatives for the several Underwriters in connection with all dealings hereunder, and any action under or in respect of this Agreement taken jointly or by Volpe, Welty & Company, as Representatives, will be binding upon all the Underwriters.

                                      45.

          SECTION 20.  Partial Unenforceability.  The invalidity or
                       ------------------------
unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          SECTION 21.  Applicable Law.  This Agreement shall be governed by and
                       --------------
construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of California.

          SECTION 22.  General.  This Agreement constitutes the entire agreement
                       -------
of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholders and you.

          Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Stockholders represents by so doing that such Attorney-in-fact has been duly appointed as Attorney-in-fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action. Any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all the Selling Stockholders.

                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                      46.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters including you, all in accordance with its terms.

                                 Very truly yours,

                                 INTERLINK COMPUTER SCIENCES, INC.


                                 By:____________________________________
                                    Charles W. Jepson
                                    President


                                 SELLING STOCKHOLDERS


                                 By:____________________________________
                                    Charles W. Jepson
                                    (Attorney-in-fact)


                                 By:____________________________________
                                    Gloria M. Purdy
                                    (Attorney-in-fact)


The foregoing Underwriting Agreement
is hereby confirmed and accepted by
us in San Francisco, California as of
the date first above written.

VOLPE, WELTY & COMPANY
PUNK, ZIEGEL & KNOELL, L.P.

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

By VOLPE, WELTY & COMPANY



By:___________________________
   Principal

                                      47.

                                  SCHEDULE A



                                                        Number of Firm
                                                        Common Shares
Name of Underwriter                                     to be Purchased
- -------------------                                     ---------------
Volpe, Welty & Company..............................
Punk, Ziegel & Knoell, L.P..........................



                                                            _________

            TOTAL                                           2,700,000
                                                            =========

                                  SCHEDULE B



                                                         Number of Firm
                                                         Common Shares to
                                                        be Sold by Selling
Name of Selling Stockholder                                Stockholders
- ---------------------------                             ------------------








                                                              -------
            TOTAL                                             500,000
                                                              =======

                                      B-1